Exhibit 99.1

GoLogiq Appoints Global Finance and Investment Executive, Candice Beaumont, to Board of Directors

NEW YORK, Dec. 20, 2022 (GLOBE NEWSWIRE) -- GoLogiq, Inc. (OTC:GOLQ), a U.S.-based global provider of fintech and consumer data analytics, has appointed senior international finance and investment executive, Candice Beaumont, to its board of directors.

Beaumont brings to GoLogiq more than two decades of executive experience in finance, banking, M&A and investments. She currently serves as chairperson of Salsano Group, a Panama-based family office and holding company with investments in over 100 companies across multiple sectors, including global real estate, luxury goods, consumer, technology, and media.

Beaumont is also chief investment officer at L Investments, a family office that is invested in a broad portfolio of public and private equity.

Previously, as a banker at Lazard Frères, the world’s largest independent investment bank, Beaumont executed more than $20 billion in merger and acquisition advisory engagements. She also served as the private equity principal at Argonaut Capital, a global macro hedge fund. She began her career in corporate finance at Merrill Lynch.

“I am excited about GoLogiq’s mission and tremendous opportunities in the high-growth Fintech sector,” stated Beaumont. “I’m looking forward to contributing my experience and relationships in the technology and finance communities, and helping GoLogiq grow organically as well as through potential M&As and strategic partnerships. The acquisition of GammaRey is especially exciting and inspired me to join the team.”

A noted public speaker and advocate for philanthropic and social causes around the world, Beaumont has been featured in numerous leading publications, including CEO Magazine, The Financial Times, and Business Insider.

“As an extraordinarily successful finance executive and recognized business thought-leader, Candice brings a wealth of experience and capabilities to our board,” commented GoLogiq CEO, Matthew Brent. “Her deep international financial and M&A experience will provide our board and senior management team valuable insights and guidance as we work to complete the GammaRey acquisition and continue to pursue opportunities across the global fintech market.”

The new appointment brings the GoLogiq board to a total of four directors with two serving independently. The company anticipates appointing additional independent directors upon the closing of its planned GammaRey acquisition.

GoLogiq recently announced a mutual non-binding letter of intent to acquire GammaRey, a privately-held fintech ecosystem for the New World Digital Economy that features a commodity-backed digital currency, digital wallet and proprietary transaction platform for securities, goods and services, and $800 million in assets under management.

Candice Beaumont Board Memberships, Philanthropy and Education

Beaumont is a member of the board of directors of several SPACs, including Clean Earth Acquisition Corp. (Nasdaq: CLINU). She is also serves as an advisor to Athena Technology Acquisition Corp (NYSE: ATHN.U) and Springwater Situations Corp. (NASDAQ: SWSSU).

Beaumont is an advisory board member of the Family Office Association, a global membership organization exclusive to single family offices and families of significant wealth. She is a NYU Stern Family Office Council member and serves on its steering committee. She also serves on the steering committee of the Yale University School of Management College of Family Offices, as well as the Princeton University Council of Family Offices and Endowments.

She was previously a member of the board of directors of I2BF Venture Fund II, a DFSA regulated clean tech venture capital firm with offices in Dubai, New York, London and Moscow, as well as an advisory board member of The Luxury Fund.

Beaumont is committed to advancing important community and philanthropic causes. She currently serves on the International Council of Advisors for Global Dignity, a charity which was founded by Young Global Leaders of the World Economic Forum to foster global respect and dignity across all borders, genders, religions and races. She also previously served on the board of directors of Most Valuable Kids of Greater New York, a charity that helps reward and inspire underprivileged children by providing them access to sports events.

She is also a member of Athletes for Hope, a charity that helps athletes make a difference off the field with charitable endeavors, and member of the Academy of The Global Teacher Prize, founded by the Varkey Foundation. She is a member of the Milken Institute after being part of the Milken Young Leaders Circle as well as an active member of Young Presidents Organization.

She is passionate about gender parity and is a steering committee member for A Call to Action for Gender Equality: Achieving ‘Planet 50-50’ by 2030 conference in support of United Nations Women and the Women’s Foundation for Gender Equality. She is also chairperson for the Women Directors Institute which seeks to increase participation of women on corporate and charitable boards.

Beaumont earned her bachelor’s in business administration from the University of Miami, graduating first in her class with a major in international finance and marketing. As captain of the Miami Varsity Tennis team, she earned Academic All-American honors, and is a former world-ranked professional tennis player. She completed her studies in Global Leadership & Public Policy for the 21st Century at Harvard Kennedy School in 2015, after being honored as a Young Global Leader by the World Economic Forum in 2014.

In addition to her executive and board activities, Beaumont is a noted finance industry thought leader and has been an invited speaker at numerous global conferences, where she has spoken on family office investment allocation and diversification across fixed income, hedge funds, private equity, real assets, commodities, alternative energy, and impact investing.

See LinkedIn profile here.

About GoLogiq

GoLogiq Inc. is a US-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics currently focused on Southeast Asia. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform. Visit the company at gologiq.com or follow it on twitter: $GOLQ and @gologiq.

GoLogiq Safe Harbor Statement

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of United States securities legislation that relate to GoLogiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond GoLogiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to apply to and meet the listing standards and approvals for Nasdaq, NYSE, or other senior exchange, our ability to successfully locate and consummate any contemplated strategic transactions, our ability to successfully complete a merger or acquisition with GammaRey or other entity, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings.

GoLogiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for GoLogiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact:

Matthew Brent, CEO
GoLogiq, Inc.
Tel +1 (808) 829-1057
Email Contact

GoLogiq Investor Relations:

Ron Both
CMA Investor Relations
Tel +1 (949) 432-7566
Email contact

GoLogiq Media & ESG Contact:

Tim Randall
CMA Media Relations
Tel +1 (949) 432-7572
Email contact

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/179aa6f2-b7bb-4e53-bbc3-228483414a23

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